Lease Agreement

This agreement is made at Bangkok Inter-Continental Hotels Co., Ltd., on 25 July 2000,

                                     between

Bangkok Inter-Continental Hotels Co., Ltd., with offices at 979 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Lessor" of one part,

                                       and

King Power Duty Free Co., Ltd. (with 1. Mr. Vichai Raksriaksorn; 2. Mr. Viratana Suntaranond; 3. Mr. Suwan Panyapas; 4. Mrs. Aimon Boonkhundha; 5. Mr. Sombat Dechapanichkul; 6. ACM Nipon Sakornyen; 7. Mr. Tawat Anukoon; 8. Flight Lt. M.L. Yom Ngonrath; 9. Flight Lt. Pradit Mongkolapibal; 10. Flight Lt. Usar Borisuth;
11. Mr. Bancha Pattanapon, as Directors, whereby the number or name of Director authorized to sign binding the Company is "Either Mr. Vichai Raksriaksorn or Mr. Viratana Suntaranond is to sign and affix the Company seal," represented by Mr. Viratana Suntaranond, the authorized Director, with the head office at 26th, 27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, and the leased premises on the 27th Floor, Siam Tower, hereinafter called the "Lessee" of the other part. Whereas

(a) The Lessor is the owner of the spaces in the building called "Siam Tower," situated at 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, (hereinafter called the "Office Building") and

(b) The Lessee wishes to lease and the Lessor agrees to lease out the space in the said office building.

Both parties, having read and understood the terms and conditions of the lease as appear in the attachment, which shall be deemed part of this lease agreement, and agree to enter this agreement as follows :

1. The Lessor agrees to lease out and the Lessee agrees to lease the office space on the 27th Floor of the office building, covering an area of 1,364 square metre, which the Lessor and the Lessee have inspected accordingly (hereinafter called the "leased premises"), with the location and details as appear in the colored area in the attached chart, which shall be deemed part of this Lease Agreement.

2. The lease period shall be from 1 November 2000 to 31 October 2003, whereby the Lessor and the Lessee agree on the rents throughout the lease period, as follows :

       2.1 From 1 November 2000 to 31 October 2001, the rents shall be Baht 174.00/square metre (One Hundred Seventy-Four Baht Only), totaling Baht 237,336.00 (Two Hundred Thirty-Seven Thousand Three Hundred Thirty-Six Baht Only).

       2.2 From 1 November 2001 to 31 October 2002, the rents shall be Baht 183.00/square metre (One Hundred Eighty-Three Baht Only), totaling Baht 249,612.00 (Two Hundred Forty-Nine Thousand Six Hundred Twelve Baht Only).

       2.3 From 1 November 2002 to 31 October 2003, the rents shall be Baht 191.00/square metre (One Hundred Ninety-One Baht), totaling Baht 260,524.00 (Two Hundred Sixty Thousand Five Hundred Twenty-Four Baht Only).

3.     The Lessee  agrees to pay the rents to the Lessor  commencing  1 November
       2000.

4.     The Lessee agrees to make use of the leased premises for offices only.

5. The Lessee shall undertake decoration of the leased premises and open for business by -. In case the Lessee shall be unable to open for business on the said date due to force majeure according to Clause 13 of the terms and conditions of the lease, for which the Lessee has notified in writing to the Lessor within 3 (three) days from the date of the said incident and the Lessor has approved it, or handing over of the leased premises under Clause 2 of the terms and conditions of the lease was delayed, the Lessor shall postpone collection of the rents and other money the Lessee is to pay the Lessor for the same period as the force majeure or the delay of the handing over of accordingly.

6. As security for compliance with the agreement of the Lessee and for any damage which may occur to the Lessor, the Lessee agrees to place the security deposit to the Lessor for the amount equivalent to the maximum 3 (three)-month rents, totaling Baht 781,572.00 (Seven Hundred Eighty-One Thousand Five Hundred Seventy-Two Baht Only). On the signing date of this agreement, the Lessee has placed the security deposit of Baht 781,572.00 (Seven Hundred Eighty-One Thousand Five Hundred Seventy-Two Baht Only) to the Lessor accordingly.

7. Prior to undertaking decoration, the Lessee shall place a security deposit for decoration of Baht -. If payment is made by cheque, the payment shall be complete only after the Lessor has collected the money accordingly.

8. Payment by cheque to the Lessor under any circumstances shall be deemed as complete only after the Lessor has collected the money accordingly.

This agreement is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses.

                    (Seal of King Power Duty Free Co., Ltd.)

Lessor  Bangkok Inter-Continental Hotels Co., Ltd.
------
Lessee  King Power Tax Free Co., Ltd.
------

By              - signed -                  By              - signed -
         (Mr. Phanat Simasathian)                   (Mr. Viratana Suntaranond)


                - signed -
         (Mrs. Chadatip Jutrakul)


Witness
                - signed -
        (Mrs. Panchai Thong-urai)


                - signed -
          (Mr. Naruenat Numahan)

                                Service Contract


This contract is made at Bangkok Inter-Continental Hotels Co., Ltd., on 25 July 2000,

                                     between

Bangkok Inter-Continental Hotels Co., Ltd., with offices at 979 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, hereinafter called the "Service Provider" of one part,

                                       and

King Power Duty Free Co., Ltd. (with 1. Mr. Vichai Raksriaksorn; 2. Mr. Viratana Suntaranond; 3. Mr. Suwan Panyapas; 4. Mrs. Aimon Boonkhundha; 5. Mr. Sombat Dechapanichkul; 6. ACM Niphn Sakornyen; 7. Mr. Tawat Anukoon; 8. Flight Lt. M.L. Yom Ngonrath; 9. Flight Lt. Pradit Mongkolapibal; 10. Flight Lt. Usar Borisuth;
11. Mr. Bancha Pattanapon, as Directors, and the number or name of Director authorized to sign binding the Company : "Either Mr. Vichai Raksriaksorn or Mr. Viratana Suntaranond is to sign and affix the Company seal," represented by Mr. Viratana Suntaranond, the authorized Director, with the head office at 26th, 27th Floors, Siam Tower, 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok Metropolis, and the servicing premises on the 27th Floor, Siam Tower, hereinafter called the "Service Receiver" of the other part. Whereas

(a) The Service Receiver has entered into the Lease Agreement with the Service Provider for leasing the office space in the building called `Siam Tower," situated at 989 Rama I Road, Pathum Wan Sub-district, Pathum Wan District, Bangkok, for the total area of 1,364 square metre (hereinafter called the "leased premises") and

(b) The Service Provider agrees to provide the services for the benefits of the Service Receiver and the leased premises, and the Service Receiver wishes to receive the said services.

Both parties, having read and understood the terms and conditions of the services as appear in the attachment, which shall be deemed part of this Service Contract, and agree to enter this contract as follows :

1. The Service Provider agrees to provide and the Service Receiver agrees to receive the services, details of which appear in the attachment, for the period from 1 November 2000 to 31 October 2003, whereby the Service Provider and the Service Receiver agree on the service fees throughout the lease period, as follows :

       1.1 From 1 November 2000 to 31 October 2001, the service fee shall be Baht 226.00/square metre (Two Hundred Twenty-Six Baht Only), totaling Baht 308,264.00 (Three Hundred and Eight Thousand Two Hundred Sixty-Four Baht Only).

       1.2 From 1 November 2001 to 31 October 2002, the service fee shall be Baht 237.00/square metre (Two Hundred Thirty-Seven Baht Only), totaling Baht 323,268.00 (Three Hundred Twenty-Three Thousand Two Hundred Sixty-Eight Baht Only).

       1.3 From 1 November 2002 to 31 October 2003, the service fee shall be Baht 249.00/square metre (Two Hundred Forty-Nine Baht Only), totaling Baht 339,636.00 (Three Hundred Thirty-Nine Thousand Six Hundred Thirty-Six Baht Only).

2. The Service Receiver agrees to pay the service fees to the Service Provider commencing 1 November 2000.

       The monthly service fee shall be paid in advance, by the 5th of every month. If the 5th of any month falls on a holiday of the Service Provider, payment shall be postponed to the following working day.

3. As security for compliance with the contract of the Service Receiver and for any damage which may occur to the Service Provider, the Service Receiver agrees to place the security deposit to the Service Provider for the amount equivalent to the maximum 3 (three)-month service fees, totaling Baht 1,018,908.00 (One Million Eighteen Thousand Nine Hundred and Eight Baht Only), not including the value added tax. On the signing date of this contract, the Service Receiver has placed the security deposit of Baht 1,018,908.00 (One Million Eighteen Thousand Nine Hundred and Eight Baht Only) to the Service Provider accordingly.

This contract is made in duplicated copies. Both parties, having read and understood it entirely, hereunder sign their names and affix seal (if any) in the presence of witnesses.

                    (Seal of King Power Duty Free Co., Ltd.)

Service  Provider  Bangkok  Inter-Continental  Hotels Co.,  Ltd.
-----------------
Service  Receiver  King Power Tax Free Co., Ltd.
-----------------

By            - signed -                    By            - signed -
       (Mr. Phanat Simasathian)                   (Mr. Viratana Suntaranond)


              - signed -
       (Mrs. Chadatip Jutrakul)


Witness
              - signed -
       (Mrs. Panchai Thong-urai)


              - signed -
         (Mr. Naruenat Numahan)